UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)
or organization)

1415 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 30, 2012, Eagle Rock Energy Partners, L.P. (the “Partnership”) entered into two separate Equity Distribution Agreements (the “Agreements”) with each of UBS Securities LLC (“UBS”) and Knight Capital Americas, L.P. (“Knight”).  Pursuant to the terms of the Agreements, the Partnership may sell from time to time through UBS or Knight, as the Partnership’s sales agent, common units representing limited partner interests having an aggregate offering price of up to $100,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices or in block transactions.

Under the terms of the Agreements, the Partnership may also sell Units from time to time to either of UBS or Knight as principal for its own account at a price and upon terms to be agreed upon at the time of any such sale. Any sale of Units to UBS or Knight as principal would be pursuant to the terms of a separate terms agreement between the Partnership and UBS or Knight.

The Units will be issued pursuant to the Partnership’s existing effective shelf registration statement on Form S-3 (Registration No. 333-163554).

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, copies of which are filed herewith as Exhibits 1.1 and 1.2 and are incorporated by reference herein. Legal opinions relating to the Units are filed herewith as Exhibits 5.1 and 8.1.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated May 30, 2012, by among Eagle Rock Energy Partners, L.P. and UBS Securities LLC.

1.2	Equity Distribution Agreement, dated May 30, 2012, by among Eagle Rock Energy Partners, L.P. and Knight Capital Americas, L.P.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of KPMG LLP.

23.2	Consent of Grant Thornton LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 30, 2012	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated May 30, 2012, by among Eagle Rock Energy Partners, L.P. and UBS Securities LLC.

1.2	Equity Distribution Agreement, dated May 30, 2012, by among Eagle Rock Energy Partners, L.P. and Knight Capital Americas, L.P.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of KPMG LLP.

23.2	Consent of Grant Thornton LLP.